                                                                   EXHIBIT 10.45

                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                                     AND 230.406


                             FIRST AMENDMENT OF THE
                             COLLABORATION AGREEMENT

        This First Amendment (this "FIRST AMENDMENT") to the Collaboration Agreement is made and entered into as of October 16, 2002 by and between EPIMMUNE INC., having a principal place of business at 5820 Nancy Ridge Drive, San Diego, CA 92121 ("EPMN"), and GENENCOR INTERNATIONAL, INC., having a principal place of business at 925 Page Mill Road, Palo Alto, CA 94304-1013 ("GCOR") (collectively referred to herein as the "PARTIES") agree as follows:

        WHEREAS, the Parties have entered into that certain Collaboration Agreement dated July 9, 2001 (the "COLLABORATION AGREEMENT"); and

        WHEREAS, the Parties wish to amend the Collaboration Agreement on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the mutual undertakings of the Parties as set forth below as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GCOR and EPMN do hereby mutually agree as follows:

A.      With respect to funding during the Extended Term (as defined below),
        Section 4.1 shall be amended to add subsection (b) as follows:

4.1 (a) Funding. Subject to the terms and conditions set forth herein, during the Collaboration Term GCOR shall fund annually up to [...***...] EPMN FTE's at [...***...]/FTE for the work performed under the Work Plan. This payment is based on the man-month(s) expended by EPMN in support of the Program. (b) Funding -- Extended Term. Subject to the terms and conditions set forth herein, during the Extended Term GCOR shall fund annually between [...***...] and [...***...] EPMN FTE's at [...***...]/FTE for the work performed under the Work Plan. This payment is based on the man-month(s) expended by EPMN in support of the Program.

B. With respect to the term of Collaboration Agreement and termination thereof, Sections 8.1 and 8.4 shall be amended to read as follows:

8.1      (a) Term. This Agreement, unless terminated sooner as provided elsewhere herein, shall expire on September 1, 2004, which term can be extended by mutual agreement of the Parties.

         (b) Extended Term. Between September 1, 2003 and September 1, 2004 (such period of time referred to as, the "EXTENDED TERM"), GCOR may


                                               *CONFIDENTIAL TREATMENT REQUESTED
        terminate this Agreement at any time, by providing three months prior written notice.

8.4 Effect of Termination by GCOR. In the event of termination by GCOR pursuant to Sections 8.1, 8.2 or 8.3, GCOR shall pay to EPMN all payments for man-months actually expended by EPMN as of the effective date of termination but shall have no further obligation to make payment for work that was not performed as of the effective date of termination. GCOR may at its discretion and cost, ask EPMN to continue to work on the Program for no more than three (3) months in order to wind down all research and development efforts. Upon such termination, EPMN shall promptly provide the Final Report of Section 2.7 to GCOR. In the event of such termination, the provisions of Section 10.5.3 of the License Agreement shall apply.

C. All terms and conditions of the Collaboration Agreement remain in full force and effect, as modified hereby and are hereby ratified by the parties.

D. From and after the effective date of this First Amendment to the Collaboration Agreement, the term "Agreement" shall be deemed to mean the Collaboration Agreement as hereby modified.

        IN WITNESS WHEREOF, the Parties have caused this First Amendment to the Collaboration Agreement to be executed by and through their duly authorized representatives as of the date first above written.


EPIMMUNE INC.

By:   /s/ Robert J. De Vaere
      ------------------------------------------
      Robert J. De Vaere
      Vice President, Finance and
      Chief Financial Officer

GENENCOR INTERNATIONAL, INC.

By:   /s/ Debby Jo Blank
      ------------------------------------------
      Debby Jo Blank
      Title: Senior Vice President, Healthcare

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